CONSECO, INC. SECOND
                 AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 1995


              Article I. Introduction and Purpose of Plan

         1.1 Establishment of the Plan. Effective January 1, 1995, Conseco, Inc., an Indiana corporation (the "Company"), established a deferred compensation plan for certain of its eligible Employees known as the "CONSECO, INC. DEFERRED COMPENSATION PLAN" (the "Plan"), which Plan was amended and restated effective as of the same date and, on May 30, 1995, was amended. Effective January 1, 1995, Bankers Life Holding Corporation, a Delaware corporation ("Bankers"), established a deferred compensation plan for certain of its eligible Employees known as the "Bankers Life Holding Corporation Deferred Compensation Plan" which was amended on May 30, 1995 (the "Merged Plan").
         Effective October 1, 1995, the Company and Bankers authorized the merger of the Merged Plan into the Plan. This document constitutes an amendment and restatement, and reflects the merger, of the Plan and the Merged Plan.
         Except as otherwise noted below, this amendment, restatement and merger, shall be effective as of January 1, 1995. The provisions of the Plan, as set forth herein, shall apply only to the Participants who terminate employment on or after October 1, 1995. The rights and benefits of all former employees shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.

         1.2 Purpose. The purpose of the Plan is to provide a Participant with a retirement income based on Employer Contributions and Participant salary deferrals. The Plan is intended to provide unfunded, deferred compensation benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

         1.3 Application of the Plan. The provisions of this Plan are applicable only for Participants who are in the active employ of an Employer on or after January 1, 1995.


             Article II.  Definitions

         Whenever used in the Plan, the following terms shall have the meanings as set forth in this Article II.

         2.1 "Administrator" means a committee consisting of the Chief Financial Officer, Chief Operations Officer and General

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Counsel of the  Company or such other  directors  or officers of the Company who may be appointed by the Committee.

         2.2 "Beneficiary" means the person, persons, or legal entity entitled to receive benefits under this Plan which become payable in the event of the Participant's death, as provided in Article VIII.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         2.5 "Committee" means a committee of the Board which shall be (i) appointed by the Board; (ii) constituted so as to permit the Plan to comply with Rule 16b-3; and (iii) constituted solely of "outside directors," within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder. No member of the Committee shall be eligible to be a Participant under the Plan or shall have been granted or awarded equity securities pursuant to any other plan of the Company or any of its affiliates in the preceding year from the date of any service on such committee unless Rule 16b-3 permits disinterested directors to participate in such plans. The Committee may exercise any and all authority of the Administrator provided for herein and take any and all action the Administrator is permitted to take hereunder.

         2.6 "Company Stock" means the shares of common stock of the Company.

         2.7 "Compensation" means the total amount of authorized base salary plus cash bonuses earned by an Employee for personal services rendered to an Employer for the calendar year.

         2.8  "Deferral"  means  the  annual  amount  of  Compensation   that  a
Participant elects to defer pursuant to a properly executed Voluntary Salary Deferral Agreement.

         2.9 "Disability" means a Participant's total and permanent disability, as determined in accordance with the long term disability plan applicable to the Participant; provided, however, that in no event shall disability be deemed to have occurred if it results from a Participant's engagement in a criminal activity, habitual drunkenness, addiction to narcotics, or from an intentionally self-inflicted injury.

         2.10  "Early   Retirement"  means  the  Participant's   termination  of
employment  following  attainment of age fifty-five  (55) and completion of five
(5) years of service with an Employer.


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         2.11 "Employee" means any common law employee of an Employer.

         2.12 "Employer" means the Company and such Subsidiaries of the Company as are named as Employers by the Committee and have adopted the Plan.

         2.13 "Employer Contribution Account" means an account established for bookkeeping purposes only to reflect Employer Contributions for each Participant pursuant to Section 5.1 of this Plan. Employer Contributions for each Participant for each Plan Year shall be converted to Units as of the last day of such Plan Year by dividing the total amount of Employer Contributions for the calendar year by the average price of one share of Company Stock for the calendar year. Such average price shall be determined by averaging the closing price of one share of Company Stock each day to obtain a monthly average price, and averaging the monthly average prices to obtain an annual average price. Such Employer Contributions shall thereafter be accounted for solely in Units. In the event the Company declares cash dividends with respect to Company Stock, the Employer Contribution Account for each Participant shall be credited with additional Units equal to the number determined by dividing the dollar value of the cash dividend that would have been attributable to the number of Units in the Employer Contribution Account for such Participant had the Units in fact been Company Stock by the value of the Company Stock on the date the cash dividend was paid.

         2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.15  "Normal  Retirement"  means  the  Participant's   termination  of
employment following attainment of age sixty (60).

         2.16 "Participant" means an Employee or former Employee who has been enrolled in this Plan and who has an account under the Plan.

         2.17 "Plan" means the Conseco, Inc. Deferred Compensation Plan as set forth herein and as it may be amended from time to time.

         2.18 "Plan Year" means the period from January 1 through December 31.

         2.19 "Retirement" means Early Retirement or Normal Retirement.

         2.20 "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

         2.21 "Salary Deferral Account" means an account established for bookkeeping purposes only to reflect each Participant's

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Deferrals under this Plan. Each Participant's  Salary Deferral Account will earn a rate of return each calendar year which is determined with reference to an index to be selected by the Committee prior to the beginning of that year. Such interest will be credited to each Participant's Salary Deferral Account monthly.

         2.22 "Subsidiary" means any entity that is more than fifty percent (50%) owned, directly or indirectly, by the Company.

         2.23 "Units" means an amount of deferred compensation having reference to Company Stock with one Unit referencing one share of Company Stock. The maximum number of Units that may be allocated to the Employer Contribution Account of all Participants under the Plan in the aggregate shall be 300,000 Units. Such maximum number shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger or other similar event affecting the Company.

         2.24 "Voluntary Salary Deferral Agreement" means the agreement between a Participant and an Employer to defer receipt by the Participant of Compensation not yet earned. Such agreement shall state the Deferral amount to be withheld from a Participant's pay and shall become effective no earlier than the first day of the Plan Year following the execution of such agreement except as otherwise designated by the Administrator.


             Article III.  Participation in the Plan

         3.1 Eligibility. Each Employee who received Compensation in the prior Plan Year in excess of an amount determined prior to the beginning of each Plan Year by the Committee, in its complete discretion, (provided, however, that such amount shall not be less than $100,000) shall be eligible to participate in the Plan on the first day of the Plan Year. Notwithstanding the forgoing, any Employee designated by the Committee shall be eligible to participate in the Plan on such date as is designated by the Committee.

         3.2 Enrollment. An eligible person under Section 3.1 of the Plan may enroll in the Plan by completing an annual Voluntary Salary Deferral Agreement and submitting it to the Administrator. Except as specifically so designated by the Administrator, each annual Voluntary Salary Deferral Agreement must be submitted prior to the first day of the Plan Year to which it relates in order to be effective for that year, and shall be irrevocable for such Plan Year, once made.

         3.3 Duration of Participation. An Employee who becomes a Participant shall be eligible to continue to actively participate in the Plan and elect to make Deferrals until such person's termination of employment, or until the first day of any Plan Year

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

following a Plan Year in which the Participant does not receive Compensation in excess of $100,000 (or such other figure as is determined by the Committee prior to the beginning of any Plan Year); provided, however, the Committee may continue eligibility to participate at its discretion.


             Article IV.  Deferral of Compensation

         4.1 Deferrals. By completing a Voluntary Salary Deferral Agreement, an eligible Participant may defer any whole percentage of Compensation for the Plan Year. Amounts deferred shall be allocated to the Participant's Salary Deferral Account on the last day of each month.

         4.2 Modifications to Amount Deferred. A Participant may change Deferrals with respect to Compensation for the next Plan Year by submitting a new properly executed Voluntary Salary Deferral Agreement to the Administrator prior to the first day of that Plan Year; provided, however, that notwithstanding any term or provision of the Plan to the contrary, on or prior to June 23, 1995, a Participant may make a one-time election to change Deferrals effective July 1, 1995.

             Article V.  Employer Contributions

         5.1 Employer Contributions.

                  (a) Fixed Contribution.

                      For the 1995 Plan Year, the Employer shall make a matching contribution on behalf of each Participant for the period from January 1, 1995 through June 30, 1995 equal to one hundred percent (100%) of the Participant's Deferrals not in excess of three percent (3%) of the Participant's Compensation for that period.

                  (b) Profit Sharing Contribution.

                      Prior to the first day of 1995, the Committee shall establish two performance goals (hereinafter sometimes referred to as Target I and Target II) for the 1995 Plan Year based on the Company's targeted operating results. Once established, the Committee, in its sole discretion, may revise such performance goals at any time to take into account occurrences other than those occurrences in the ordinary course of business for the year. If a performance goal for 1995 is reached, the Employer shall make a matching contribution on behalf of each Participant for the period from January 1, 1995 through June 30, 1995 as follows:

                           (1) For each  such  Class  1  Participant, a matching
contribution equal to one hundred percent (100%) of the

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Participant's  Deferrals  for such period not in excess of five  percent (5%) of the  Participant's  Compensation  for such  period if Target I is reached and an
additional   matching   contribution  of  one  hundred  percent  (100%)  of  the
Participant's Deferrals for such period not in excess of five percent (5%) of the Participant's Compensation for such period if Target II is reached.

                           (2) For  each such  Class 2 Participant,  a  matching
contribution equal to one hundred percent (100%) of the Participant's Deferrals for such period not in excess of three and three-fourths percent (3.75%) of the Participant's Compensation for such period if Target I is reached and an additional matching contribution of one hundred percent (100%) of the Participant's Deferrals for such period not in excess of three and three-fourths percent (3.75%) of the Participant's Compensation for such period if Target II is reached.

                           (3) For  each  such  Class  3 Participant, a matching
contribution of one hundred percent (100%) of the Participant's Deferrals for such period not in excess of two and one-half percent (2.5%) of the
Participant's Compensation for such period if Target I is reached and an additional matching contribution of one hundred percent (100%) of the Participant's Deferrals for such period not in excess of two and one-half percent (2.5%) of the Participant's Compensation for such period if Target II is reached.

                           Participants shall  be  assigned to  Classes 1 - 3 by
the Committee in its sole discretion prior to the beginning of 1995, subject to modification at any time by the Committee in its sole discretion.

                  (c) Timing of Allocation of Contributions.

                      Employer Contributions shall be allocated to each eligible Participant's Employer Contribution Account effective as of the last day of the Plan Year to which the contributions relate.

                      Article VI.  Vesting

         Each Employer  Contribution made on behalf of a Participant pursuant to
Section 5.1 shall vest on the earlier of the following: (i) the Participant's death, (ii) the Participant's Disability, (iii) the Participant's Retirement, or
(iv) the fourth anniversary of the last day of the Plan Year for which that contribution was made, provided that the Participant has been an Employee of the Employer or an affiliate of the Employer continuously from the date when the contribution was made until that date. Each Participant's Salary Deferral Account shall be one hundred percent (100%) vested at all times.

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             Article VII.  Distribution of Benefits

         7.1 Commencement of Payment.

                  (a) Distribution of a Participant's Salary Deferral Account shall be made in cash beginning as soon as administratively feasible following the earlier of (i) Separation from Service, or (ii) the fourth anniversary of the last day of the Plan Year in which the Deferrals were made unless the Participant elects an additional four (4)-year deferral in writing prior to that date and immediately preceding each subsequent four (4)-year anniversary of that date thereafter.

                  (b) Distribution of one-half (1/2) of each Employer Contribution shall be made in Company Stock and cash in lieu of fractional shares (or all in cash if so determined by the Administrator in its complete discretion or in the event no exemption from registration has been obtained or no registration has been made of the Company Stock under applicable federal or any state securities laws) beginning as soon as administratively feasible following the earlier of (i) the later of the Participant's Separation from Service or attainment of age sixty (60), or (ii) the fourth anniversary of the last day of the Plan Year for which the Employer Contribution was made unless the Participant elects an additional four (4)-year deferral in writing prior to that date and immediately preceding each subsequent four (4)-year anniversary of that date thereafter.

                  (c) Distribution of the vested portion of a Participant's Employer Contribution Account not distributed pursuant to Section 7.1(b) shall be made in Company Stock and cash in lieu of fractional shares (or all in cash if so determined by the Administrator in its complete discretion or in the event no exemption from registration has been obtained or no registration has been made of the Company Stock under applicable federal or any state securities laws) beginning as soon as administratively feasible following the later of the Participant's Separation from Service or attainment of age sixty (60).

                  (d) "Separation from Service" means the severance of a Participant's employment with the Employer for any reason, including Retirement, Disability or death. The non-vested portion of a Participant's Employer Contribution Account shall be forfeited upon a Participant's Separation from Service for reasons other than the Participant's Retirement, Disability or death.

         7.2 Manner of Distributions.

                  (a) Distribution of a Participant's Salary Deferral Account from the Plan shall be made in a lump sum; provided, however, that if distribution is made as a result of a Participant's Separation from Service, the Participant may

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



irrevocably elect equal annual installments over a period of up to ten (10) years in writing prior to the Participant's Separation from Service.

                  (b) Distribution of the vested portion of a Participant's Employer Contribution Account shall be made in a lump sum at the times and in the amounts specified in Section 7.1; provided, however, that if distribution is made as a result of a Participant's Separation from Service, the Participant may irrevocably elect equal annual installments over a period of up to ten (10) years in writing prior to the Participant's Separation from Service or, for a Participant whose Separation from Service occurs for reasons other than Retirement or Disability, prior to the later of: (i) the Participant's Separation from Service, or (ii) the Participant's fifty-ninth (59th) birthday. However, notwithstanding anything herein to the contrary, distributions resulting from Early Retirement shall be made in a lump sum at age sixty (60) unless the Participant irrevocably elects equal annual installments over a period of not less than five (5) years nor more than ten (10) years in writing prior to the Participant's Early Retirement; provided, however, that if the Participant shall obtain a position with a competing company or with a company in a competing industry prior to the Participant's attainment of age sixty (60), the Participant shall forfeit that portion of his Employer Contribution Account which would not have been vested upon the Participant's Separation from Service but for the Participant's Early Retirement.

         7.3 Death Distributions. In the event a Participant dies prior to distribution of his or her benefit pursuant to Section 7.2, the Participant's Salary Deferral Account and the Participant's Employer Contribution Account shall be distributed to the Participant's Beneficiary in a lump sum as soon as administratively feasible following the Participant's death. Distribution of the Participant's Salary Deferral Account shall be made in cash while the vested portion of the Participant's Employer Contribution Account shall be distributed in Company Stock and cash in lieu of fractional shares (or all in cash if so determined by the Administrator in its complete discretion or in the event no exemption from registration has been obtained or no registration has been made of the Company Stock under applicable federal or any state securities laws) as soon as administratively feasible.

         7.4 Early Distribution. Notwithstanding any other term or provision of this Plan, a Participant shall have the one time right to elect that the Participant's Salary Deferral Account be distributed to the Participant on January 1, 1996. Such election must be made on or prior to June 23, 1995. In the event such election is made, such Participant shall not be entitled to and shall not receive any employer contribution under Sections 5.1(a) and (b) of the Plan and shall forever waive his or her claim to any such employer contribution.


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              Article VIII.  Beneficiary Information

         8.1 Designation. A Participant shall have the right to designate a Beneficiary and amend or revoke such designation at any time, in writing. Such designation, amendment or revocation shall be effective upon receipt by the Administrator. If no Beneficiary is designated as provided above, the person, persons or legal entity designated by the Participant to receive benefits under the ConsecoSave Plan shall be considered the designated Beneficiary.

         8.2 Failure to Designate a Beneficiary. If no designated Beneficiary survives the Participant and benefits are payable following the Participant's death, the Administrator shall direct that payment of benefits be made to the person or persons in the first of the following classes of successive preference Beneficiaries.

                  The Participant's:

                           (a)      spouse,
                           (b)      children, per stirpes,
                           (c)      parents,
                           (d)      brothers and sisters,
                           (e)      estate.


              Article IX.  Administration and General Provisions.

         9.1 Administration. The Administrator shall be charged with the administration and interpretation of the Plan but may delegate the ministerial duties hereunder to such persons as it determines. The Administrator may adopt such rules as may be necessary or appropriate for the proper administration of the Plan. The decision of the Administrator in all matters involving the interpretation and application of the Plan shall be final and shall be given the maximum possible deference allowed by law.

         9.2 Funding of the Plan. Benefits under the Plan shall be paid out of the general assets of the Employer employing or that employed the Participant. Benefits payable under the Plan shall be reflected on the account records of the Employer but shall not be construed to create or require the creation of a trust, custodial, or escrow account. No Employee or Participant shall have any right, title, or interest whatever in or to any investment reserves, accounts, or funds that the Employer may purchase, establish, or accumulate to aid in providing benefits under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create a trust or fiduciary relationship of any kind between the Employer and an Employee or any other person. Neither a Participant nor survivor or beneficiary of a Participant shall acquire any interest greater than that of an

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unsecured creditor of the Employer employing or that employed the Participant.

         9.3 Payment of Expenses. The expenses of administering the Plan shall be paid by the Employer employing or that employed the Participant.

         9.4 Indemnity for Liability. The Company shall indemnify members of the committee comprising the Administrator, and each other person acting at the direction of the Administrator, against any and all claims, losses, damages, expenses, including counsel fees, incurred by such persons and any liability, including any amounts paid in settlement with the Administrator's approval, arising from such person's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such person.

         9.5 Incompetence. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Administrator receives a written notice, in a form and manner acceptable to the Administrator, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person's person or estate has been appointed; provided, however, that if the Administrator shall find that any person to whom a benefit is payable under the Plan is unable to care for such person's affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid as provided in the ConsecoSave Plan. Any such payment so made shall be a complete discharge of liability therefor under the Plan.

         9.6 Nonalienation. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void.

         9.7 Employer-Employee Relationship. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any Employee or otherwise act with relation to the Employee. The Employer may take any action (including discharge) with respect to any Employee or other person and may treat such person without regard to the effect which such action or treatment might have upon such person as a Participant of this Plan.


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         9.8 Tax  Liability.  The  Employer  may  withhold  from any  payment of benefits hereunder any taxes required to be withheld and such sum as the Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment except the Employer's portion of Federal Insurance Contributions Act ("FICA") taxes.

         9.9 Adjustment in Number of Units. In the event of any stock dividend of the Company Stock or any split-up or combination of shares of the Company Stock, appropriate adjustment shall be made by the Administrator in the number of Units standing to the credit of each Participant in the Employer Contribution Account.

         9.10 Section 16 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         9.11 Section 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Employer contributions and distributions of Company Stock and cash in lieu thereof shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform with Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant of any benefit previously accrued hereunder.


               Article X.  Amendment and Termination

         10.1 Amendment and Termination. The Company reserves the right to change or discontinue this Plan by action of the Board in its discretion; provided, however, that in the case of any person to whom benefits under this Plan had accrued upon termination of employment prior to such Board action, or in the case of any Participant who would have been entitled to benefits under this Plan had the Participant's employment ceased prior to such change or discontinuance, the benefits such person had accrued under this Plan prior to such change or discontinuance shall not be adversely affected thereby (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder); and provided, further, that the Board may not, without approval of the shareholders of the Company, amend the Plan:


G:\LEGAL\PLAN\DEFMERGE.CNC
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         (a)      to increase the maximum number of shares which may be
                  issued pursuant to the Plan;

         (b) to materially modify the requirements as to eligibility for participation in the Plan or materially increase the benefits accruing to Participants under the Plan; or

         (c) to decrease any authority granted to the Administrator hereunder in contravention of Rule 16b-3.

Notwithstanding anything herein to the contrary, nothing contained herein shall restrict the Company's right to terminate the Plan and immediately distribute all benefits accrued hereunder in a single lump sum payment.




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                                                        12

         IN WITNESS WHEREOF, the Company and the Employers have caused this Second Amended and Restated Plan to be signed by their respective duly authorized officers as of October 1, 1995.

                                            CONSECO, INC.



                                            By:/s/ Stephen C. Hilbert
                                               ----------------------------
                                               Stephen C. Hilbert,
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer


                                            BANKERS NATIONAL LIFE INSURANCE
                                            COMPANY



                                            By:/s/ Donald F. Gongaware
                                               ----------------------------
                                               Donald F. Gongaware,
                                                President and Chief
                                                Operating Officer


                                            CONSECO CAPITAL MANAGEMENT, INC.



                                            By:/s/ Maxwell E. Bublitz
                                               -----------------------------
                                               Maxwell E. Bublitz, President
                                                and Chief Executive Officer


                                            CONSECO RISK MANAGEMENT, INC.



                                            By:/s/ Donald M. Collins
                                               -----------------------------
                                              Donald M. Collins, President


                                            CONSECO MORTGAGE CAPITAL, INC.



                                            By:/s/ Thomas A. Meyers
                                               -----------------------------
                                               Thomas A. Meyers, Senior
                                                Vice President

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                                                        13

                                            MDS OF NEW JERSEY, INC.



                                            By:/s/ Robert C. Leonard
                                               -----------------------------
                                               Robert C. Leonard, President
                                                and Chief Executive Officer


                                            CBC INSURANCE AGENCY SERVICES,
                                            INC.



                                            By:/s/ Robert C. Leonard
                                               -----------------------------
                                               Robert C. Leonard, President
                                                and Chief Executive Officer


                                            BANKERS LIFE HOLDING CORPORATION



                                            By:/s/ Fred E. Crosley
                                               ------------------------------
                                               Fred E. Crosley,
                                                Executive Vice President
                                                and Chief Financial Officer


                                            BANKERS LIFE AND CASUALTY
                                            INSURANCE COMPANY



                                            By:/s/ Barth T. Murphy
                                               -----------------------------
                                               Barth T. Murphy,
                                                President


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                                                        14